Exhibit 99.2

FIRST UNITED CORPORATION INVESTOR PRESENTATION Second Quarter 2022

2 Forward looking statements This presentation contains forward - looking statements as defined by the Private Securities Litigation Reform Act of 1995 . Forward - looking statements do not represent historical facts, but are statements about management's beliefs, plans and objectives about the future, as well as its assumptions and judgments concerning such beliefs, plans and objectives . These statements are evidenced by terms such as "anticipate," "estimate," "should," "expect," "believe," "intend," and similar expressions . Although these statements reflect management's good faith beliefs and projections, they are not guarantees of future performance and they may not prove true . The beliefs, plans and objectives on which forward - looking statements are based involve risks and uncertainties that could cause actual results to differ materially from those addressed in the forward - looking statements . For a discussion of these risks and uncertainties, see the section of the periodic reports that First United Corporation files with the Securities and Exchange Commission entitled "Risk Factors . Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties . Actual results could be materially different from management’s expectations . This presentation should be read in conjunction with our Annual Report on Form 10 - K, as amended, for the year ended December 31 , 2021 , including the sections of the report entitled “Risk Factors”, as well as the reports and other documents that we subsequently file with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www . sec . gov or at our website at www . mybank . com . Except as required by law, we do not intend to publish updates or revisions of any forward - looking statements we make to reflect new information, future events or otherwise .

Table of Contents 3 I. II. II. III. Corporate Profile Strategy & Strengths Financial Performance Appendices Pg. 4 Pg. 6 Pg. 10 Pg. 23

4 Mission Statement To enrich the lives of our customers, our employees and our shareholders through uncommon commitment to service and effective financial solutions Company Overview Founded: 1900 Headquarters: Oakland, MD Locations: 27 branches Business Lines: Commercial & Retail Banking, Trust Services, Wealth Management Ticker: FUNC (Nasdaq) Website: www.MyBank.com Financial Highlights (as of June 30, 2022) Assets: $1.75 billion Loans: $1.23 billion Deposits: $1.48 billion AUM: $1.33 billion Efficiency Ratio (1) : 57.94% TCE Ratio (1) : 6.95 % YTD Dividends Declared/Share: $0.30 Tangible Book Value Per Share (1) : $18.17 Diluted EPS - GAAP: $1.68 Diluted EPS - non - GAAP (1) : $1.68 NIM: 3.46% NPAs/Total Assets: 0.40 % Net Charge - offs/Avg. Loans: 0.07% (1) See Appendix for a reconciliation of these non - GAAP financial measures West Virginia Maryland Star denotes Oakland, Maryland Headquarters Franchise Overview

Our Core Markets



Beaver
Allegheny
Brooke
Washington
Ohio
Fayette
Marshall
Greene
Somerset
Bedford
Fulton
Franklin
Cumberland
York
Adams
Monongalia
Wetzel
Marion
Tyler
Harrison
Taylor
Preston
Barbour
Tucker
Lewis
Garrett
Mineral
Allegany
Hampshire
Grant
Hardy
Morgan
Berkeley
Washington
Jefferson
Clarke
Loudoun
Warren
Shenandoah
Frederick
Carroll
Baltimore
Harford
Howard
Montgomery
Anne Arundel

	West Region	Central Region	East Region
Loans (000s)	$301,732	$362,553	$460,782
Deposits (000s)	$148,970	$771,255	$562,617
Deposit Market Share(1) (at June 30, 2021)	2%	45%	4%
Branches (2)	6	10	11

Note: Out of market loans represent $109 million and are not reflected in the above table

(1) Source: FDIC Market Share Data, most current. Deposit market share for each region includes the following counties listed below:
West: Harrison, WV; Monongalia, WV
Central: Garrett, MD; Allegany, MD; Mineral, WV
East: Washington, MD; Frederick, MD; Berkeley, WV

(2) Advisory Center that was opened in 1Q21 converted to full-service express branch 2Q22

5

??????? ??????? ??????? 6 Our Core Strengths Diversified Revenue Stream Core Deposit Franchise Engaged and Diverse Board & Management Robust Enterprise Risk Management Expense Structure Forward - Thinking Approach Community Engagement ▪ Diversified revenue stream (non - interest income 24% of operating revenue ) driven by trust and brokerage fee income provides protection during times of low interest rates ▪ Reflects stable legacy markets, produces steady low - cost funding ▪ Growing via utilization of technology and deepening of business relationships ▪ Our diverse and experienced Board has the skills to oversee key business risks, strategic initiatives and governance best practices ▪ Ongoing Board succession strategy – 60% change over 7 years ▪ Strong underwriting guidelines and risk management framework ▪ Focus on risk mitigation, loan concentration management and information security ▪ Well established operational infrastructure will support future growth ▪ Expense management focus, hybrid work environment and technology contribute to cost savings ▪ Innovative and dynamic approach to attracting and retaining clients, leading to future growth and efficiencies ▪ Investment in FinTech funds provides early exposure to new technology ▪ Supporting local businesses, individuals, schools and non - profits with financial education, consultation and robust product and service offerings ▪ Knowledgeable associates committed to helping clients and the communities we serve

7 ▪ Low net charge - offs and strong asset quality as a result of conservative and proactive credit culture ▪ Strong reserves - ALL level of 1.28%; future provisioning based on loan growth and asset quality changes ▪ Diversified commercial loan portfolio and geographic footprint ▪ Disciplined loan growth strategy, concentration management, stress testing and exception tracking and monitoring ▪ Well - defined loan approval levels ▪ CECL implementation on target f or January 2023 Asset Quality Risk Management, Monitoring & Mitigation Underlies all Strategic Priorities ▪ Maintaining an asset sensitive balance sheet, poised to take advantage of rising interest rates ▪ Limiting longer - term investment exposure and actively managing loan terms ▪ Capturing core, low - cost deposits ▪ Monitoring dynamic and static rate ramp scenarios ▪ Board regularly briefed on cyber - security matters ▪ Robust information security training programs for associates and Board ▪ Regular third - party review and testing of information security, compliance processes and cybersecurity controls ▪ No security breaches to - date ▪ Adaptive fraud detection and management ▪ Strong capital levels well above regulatory “well - capitalized” definition ▪ Conservative dividend payout policy to improve TCE ▪ Capital stress tests indicate Bank is well positioned to absorb potential losses ▪ Utilizing HTM portfolio to reduce impact of rising rates on TCE ▪ Loan to deposit ratio of 83% ▪ Liquidity contingency plan in place ▪ Liquidity stress testing performed quarterly with strong liquidity under various scenarios ▪ Available borrowing capacity of $457.0 million through correspondent lines of credit and FHLB ▪ Strong, stable low - cost core deposit franchise of 91% of average total interest - earning assets Interest Rate Sensitivity Cyber - Security Fraud Monitoring Capital Liquidity Management

8 ▪ Develop focused strategies utilizing data analytics to grow profitable client relationships ▪ Align marketing plan to support data analytic strategies ▪ Promote digital banking and technology platforms to client base for repetitive transactions ▪ Leverage evolving technology to streamline operational processes and procedures ▪ Capitalize on hybrid work environment to increase efficiencies and attract talent from a broader geographic footprint ▪ Capitalize on existing infrastructure to build stronger revenue streams and improve operating leverage ▪ Increase market penetration and expand our footprint via our Financial Center model, wealth management M&A and strategic bank partnerships. ▪ Attract and hire passionate, diverse talent to engage with clients and prospects across broader demographics ▪ Promote associate retention & development through an inclusive and equitable work environment ▪ Encourage education and independent, innovative thought to support personal and professional growth ▪ Provide seamless client experience across all business lines using integrated relationship teams ▪ Customize financial solutions and utilize personal service to grow client relationships, enhance loyalty and trust ▪ Support local communities through financial education, ongoing consultation, inclusive product offerings and volunteerism ▪ Utilize flexibility of hybrid work environment to foster workforce well - being and safety ▪ Enhance investor communication ▪ Protect client information and privacy ▪ Incorporate environmental considerations into all decision making ▪ Explore, evaluate and monitor investments in technology ▪ Utilize systemic risk management to protect our integrity, brand reputation and customer and stakeholder confidence Strategic Pillars & Key Objectives Digital & Data Analytics Efficiency & Profitability Culture & Engagement Sustainable Growth & Reputation

Innovation and Technology

We believe in the power of innovation and technology, and are committed to providing improved digital services, efficient operational platforms, and investments towards solutions that deliver a seamless client experience and secure financial foundation.

Completed projects and upgrades:

- Mortgage Bot
- Business Online Banking Refresh
- Contactless Visa Debit Cards
- FIS Core Upgraded Version
- SecureLOCK Premium Debit Card Fraud
- Network Refresh and Data Center Re-design
- Help Desk Migration
- Microsoft 365 Backup

Future enhancements in process or under consideration :

- Zelle for Business
- Online Banking External Transfer
- PeopleSoft General Ledger and Accounts Payable
- New Customer Relationship Management Tool
- Automated Loan Booking
- Vericast Online Consumer Loans
- Consumer Online and Mobile Banking Digital Platform Upgrade.
- Electronic Faxing
- Customer Service Center Enhancements



FinTech Investments

Exclamation Labs
FinTech Funds

9

10 10 Second Quarter Financial Highlights $5.4 Million Net Income (1) $0.82 Diluted EPS (1) 1.23% * ROAA (1) 17.55 * ROATCE (1) 3.52% NIM ▪ Total assets stable compared to linked quarter ▪ Consolidated net income (1) of $5.4 million in 2Q22 compared to $4.4million in 2Q21 and $5.7 million in linked quarter; pre - provision net revenue of $7.8 million compared to $6.5 million, respectively ▪ Net interest income, on a non - GAAP, FTE basis* increased by 9.3% in 2Q22 compared to 2Q21, driven by stable interest income and a 58% decrease in interest expense ▪ The ratio of the allowance for loan losses (“ALL”) to loans outstanding was 1.28% in 2Q22 compared to 1.29% in linked quarter ▪ Efficiency ratio of 57.11% (1) ; expense savings and efficiencies continue to be primary focus; Bank is poised for upside earnings in a rising interest rate environment (1) See Appendix for a reconciliation of these non - GAAP financial measure * 2Q2022 Annualized

11 11 Year to Date Financial Highlights $11.1Million Net Income (1) $1.68 Diluted EPS (1) 1.26% * ROAA (1) 17.88 * ROATCE (1) 3.46% NIM ▪ Total assets increased by $22.6 million, or 1.3% compared to December 31, 2021 ▪ Consolidated net income (1) of $11.1 million for six months end June 30, 2022 compared to $10.4 million for six months ended June 30, 2021; pre - provision net revenue of $15.0 million compared to $14.4 million, respectively ▪ Net interest income, on a non - GAAP, FTE basis* increased by 9.1% in first six months of 2022 compared to the first six months of 2021, driven by stable interest income and a 55% decrease in interest expense ▪ The ratio of the allowance for loan losses (“ALL”) to loans outstanding was 1.28% at June 30, 2022 compared to 1.38% at December 31, 2021 ▪ Transferred approximately $139.0 million, fair value, of available for sale securities to held to maturity in first quarter of 2022 ▪ Efficiency ratio of 57.94% (1) , expense savings and efficiencies continue to be primary focus; Bank is poised for upside earnings in a rising interest rate environment (1) See Appendix for a reconciliation of these non - GAAP financial measure * 2Q2022 Annualized

12 Generating Reliable Growth Our strategic plan is delivering consistent growth, increasing profits and earnings per share to drive long - term shareholder return. $15.5 $17.8 $23.2 $30.8 $15.0 2018 2019 2020 2021 2Q22 Pre - Provision Net Revenue ($ in millions) (1) Diluted Earnings per Share (1) $1.51 $1.85 $1.97 $3.54 $1.68 2018 2019 2020 2021 2Q22 +32.8% YoY +79.7% YOY Total Gross Loans, including PPP ($ in millions) $996 $1,039 $1,168 $1,154 $1,234 2018 2019 2020 2021 2Q22 $114 PPP $8 PPP Total Deposits ($ in millions) $1,068 $1,142 $1,422 $1,469 $1,484 2018 2019 2020 2021 2Q22 (1) See Appendix for a reconciliation of these non - GAAP financial measures $.8 PPP

13 Solid Profitability ▪ Consistently improved return on assets and return on average equity enable us to fund the dividend and invest in future growth. ▪ Strategic initiatives are underway to enhance growth, lower expenses, and continue improving profitability. Core ROAA (non - GAPP (1) ) Core ROATCE (non - GAPP (1) ) (1) See Appendix for a reconciliation of these non - GAAP financial measures 0.81% 0.93% 0.86% 1.35% 1.26% 2018 2019 2020 2021 2Q22 Strategic Target 1.0% - 1.25% 10.39% 11.44% 11.92% 19.61% 17.88% 2018 2019 2020 2021 2Q22 Strategic Target 14% - 15%

14 Proactive Loan Portfolio Management Commercial Loan Mix (6/30/2022) Loan Portfolio Mix (6/30/2022) Loan Type Balance (MMs) % Total 1 - 4 Family $406 33% CRE – OO 143 12% CRE – NOO 237 19% Multi - family 42 3% C&D 116 9% C&I 225 18% Consumer 64 5% PPP 1 1% Diverse portfolio loan types and industries reduce Commercial portfolio risk Focus on risk mitigation and managing of concentrations ▪ CRE / Total Capital: 214% ▪ ADC / Total Capital: 59%

15 Asset Quality ▪ Appraisal policy requires 18 - month updates for impaired or special assets ▪ Proactive, ongoing client engagement and experienced work - out teams ▪ Quarterly Criticized Asset Reviews ▪ Centralized risk rating, and monitoring of risk rating migration and delinquency trends ▪ Decreased maximum HE LTV to 80% ▪ Robust annual third - party loan review Nonaccrual Loans / Total Loans NPAs / Total Assets 0.95% 1.40% 0.35% 0.21% 0.17% 2018 2019 2020 2021 2Q22 1.17% 1.30% 0.99% 0.60% 0.40% 2018 2019 2020 2021 2Q22 Underwriting and Monitoring

16 Loan Loss Allowance (ALL) ALL Trends (Net Charge - Offs)/Average Loans ALL % by Segment (excluding PPP loans) Excluding PPP loans, which are guaranteed ALL = 1.39% Excluding PPP loans, which are guaranteed ALL = 1.56% 1.10% 1.19% 1.41% 1.38% 1.28% 2018 2019 2020 2021 2Q22 0.11% - 0.02% 0.13% - 0.02% - 0.07% 2018 2019 2020 2021 2Q22 ▪ Credit booked to provision in 1Q22 due primarily to strong asset quality, low delinquency, improving economic conditions and successful performance of modified loans; provision expense booked in 2Q22 due to loan growth and conservative increase in qualitative factors ▪ All modified loans have returned to principal and interest payments ▪ CECL implementation on target for January 2023 Excluding PPP loans, which are guaranteed ALL = 1.28%

17 Industry Leading Deposit Franchise Deposit Composition (6/30/2022) CD Maturities (MMs) (6/30/2022) ▪ Stable legacy markets and growing portfolio of commercial deposit accounts ▪ Noninterest bearing deposits have grown from 8% of portfolio in 2009 to 36% as of June 30, 2022 $40 $45 $49 $1 3 Mos. or Less 3-12 Months 1-3 Years Over 3 Year Core deposits comprise 91% of deposits Deposit Type Balance (MMs) % NIB Demand $527.8 36% IB Demand $299.5 20% MMA & Savings $522.1 35% Time Deposits $134.9 9%

Net Interest Margin

Components (1)



4.5%
3.5%
2.5%
1.5%
0.5%
-0.5%
4.41%
4.57%
3.99%
3.63%
3.66%
3.74%
3.68%
3.34%
3.28%
3.46%
0.86%
1.18%
0.91%
0.51%
0.30%
0.42%
0.70%
0.49%
0.24%
0.12%
2018
2019
2020
2021
2Q22
Yield on Earning Assets
Cost of Interest-bearing Liabilities
Net Interest Margin
Cost of Deposits

- Disciplined loan and deposit pricing has produced a strong margin that is in line with our peers
- Margin expansion in the latter half of 2021 and into first six months of 2022 primarily due to new loan volume and existing loans pricing at higher rates and reduced cost of interest-bearing liabilities
- Net interest income was aided by increasing loan yields, lower cost of funds on interest-bearing deposits and the reduced interest expense related to the prepayment of FHLB long-term borrowings
- Our team approach to full client relationships, our focus on community-oriented business owners and our high-tech branch network provide continued access to low-cost deposits, treasury management and commercial loans

18

(1) See Appendix for a reconciliation of these non-GAAP financial measures

19 Diversified Fee Income ▪ First United’s non - interest income (1) comprised 24% of operating revenue for the first six months of 2022 ▪ Fee - based business provides stable growth and a diversified revenue stream not directly tied to interest rates, as well as opportunities to build client relationships ▪ First United’s diverse array of products provides opportunities to fully engage with customers and produce stable increases to earnings ▪ Wealth acquisition strategy in place to grow assets under management; fees impacted in first six months of 2022 due to reduction in asset market value resulting from volatile stock market and declining bond values due to increasing interest rates Non - Interest Income Mix – 2Q 2022 Trust & Brokerage Assets Under Management (MMs) (1) See Appendix for a reconciliation of these non - GAAP financial measures Composition Trust and Brokerage 54% Service Charges 15% Net Gain on Loan Sales 0% Debit Card Income 21% Bank - owned Life Insurance 7% Other Noninterest Income 3% $1,084 $1,212 $1,377 $1,482 $1,331 2018 2019 2020 2021 2Q22

Expense Discipline

Efficiency Ratio (1)

Operating Leverage Ratio



72.8%
70.9%
64.6%
56.4%
57.9%
Strategic Target 58% - 63%
2018
2019
2020
2021
2Q22
13.4%
9.5%
2.9%
0.3%
-1.6%
2018
2019
2020
2021
2Q22

Significant portion of earnings improvement can be attributed to expense reductions

- Efficiency ratio has decreased 15 basis points since 2018
  - Core processor negotiation resulted in multi-year savings
  - Restructuring and consolidation of regional operating structure
  - Existing operational infrastructure and technology investments positioned for continued growth
  - Enhanced implementation of technology resulting in on-going efficiencies and savings (Docusign, virtual meetings, digital account openings and loan documentation, reduced printing, hybrid remote work options, etc.)
- Future expense savings initiatives
  - Analyzing real estate partnerships and physical space alternatives
  - Reviewing benefits structure and tax-saving strategies
  - Review of all contracts as they mature to negotiate future cost savings

20

(1) See Appendix for a reconciliation of these non-GAAP financial measures

21 Prudent Capital Management ▪ Tangible book value per share consistently grew through 2021(17.0% CAGR) while simultaneously taking decisive action to benefit shareholders ▪ Impacted in 2022 by economic driven decline in market value in investment and pension plan portfolios ▪ History of increasing dividend has improved shareholders’ return ▪ Opportunistic share repurchases have benefited EPS ▪ Regulatory capital ratios significantly above regulatory requirements ▪ Actively exploring other investments of capital Regulatory Capital Tangible Book Value / Share $14.97 $16.17 $17.17 $19.61 $18.17 2018 2019 2020 2021 2Q22 4% 6% 8% 10% 12% 14% 16% 18% Dec-17 Dec-20 Dec-21 30-Jun Leverage CET1 Tier 1 Total Regulatory Well - Capitalized Regulatory Minimum plus fully phased in Capital Conservation Buffer

22 Strategic Targets Metric Actual 12/31/2021 Non - GAAP 12/31/2021 Long Term Strategic Target Range Strong Shareholder Return EPS Growth (YoY) 49% 79% (1) 8% - 15% Dividend Payout Ratio 19.7% 16.3% 20% - 25% ROAA 1.12% 1.35% (1) 1.00% - 1.25% ROATCE 16.27% 19.61% (1) 14% - 15% TCE Ratio 7.56% 7.56% 8% - 10% High Quality, Diversified Revenue Stream Revenue Growth (YoY) 42.8% 72.2% (1) 2% - 7% Non - Int Inc / Revenue 28.3% 26.9% (1) 24% - 28% N IM 3.28% 3.28% 3.3% - 3.7% Balance Sheet Growth % Loan Growth - 1.2% incl PPP - 1.2% incl PPP 6% - 11% Loans / Assets 67% 67% 71% - 76% Loans / Deposits 79% 79% 87% - 90% Highly Efficient Operations Efficiency Ratio (adjusted for non - core items) 64.7% 57.5% (1) 58% - 63% Positive Operating Leverage Operating Leverage Ratio 0.33% 13.5% (1) 1% - 5% Robust Risk Enterprise Management NPLs / Loans 0.21% 0.21% 0.50% - 1.00% NCOs (Recoveries) / Avg. Total Loans - 0.02% - 0.02% 0.10% - 0.50% (1) See Appendix for a reconciliation of these non - GAAP financial measures

23 Strong Investor Relations and Shareholder Engagement Members of the Board and senior management routinely engage with shareholders and other stakeholders, and management regularly updates the Board in the context of ongoing investor discussions . These engagements help the Board and management gather feedback on a variety of topics, including strategic and financial performance, ESG disclosure, executive compensation, Board composition, and leadership structure . How to contact your Board: Shareholders and interested parties wishing to contact our Board may send a letter to First United Co rporation Board of Directors, c/o Tonya K. Sturm, Secretary, First United Corporation, 19 South Second Street, Oakland, Maryland, 21550 - 00 09 or by e - mail at tsturm@mybank.com. The Secretary will deliver all shareholder communications directly to the Board for consideratio n. Clear long - term strategic plan with performance targets x Dedicated Investor Relations contact x Investor conferences and prospective investor engagement x Investor presentations and periodic outreach to institutional and retail shareholders x

24 I. II. III. IV. Management Team Board of Directors ESG Journey & Statistics Non - GAAP Reconciliation Pg. 25 Pg. 26 Pg. 27 Pg. 29 Appendices

25 Our leadership team reflects the diversity of thought from the communities we serve, executes on our strategy and drives shareholder returns. Our Dedicated Management Team Carissa L. Rodeheaver Chairman of the Board, President & CEO 30 - year career with First United with in - depth industry, sales, wealth management, financial and operational experience Jason B. Rush SVP & Chief Operating Officer 28 years with in - depth industry, retail, risk and compliance and operations experience Tonya K. Sturm SVP & Chief Financial Officer, Corporate Secretary & Treasurer 35+ years of extensive banking, audit, credit, retail, risk and compliance and financial experience R.L. Fisher SVP & Chief Revenue Officer 25+years with in - depth industry, retail, commercial and mortgage banking experience Keith R. Sanders SVP & Chief Wealth Officer 30 years of experience specializing in Wealth management, estate planning, trust administration and financial planning

26 Board of Directors Carissa L. Rodeheaver Chairman of the Board, President & CEO First United Corporation and First United Bank & Trust John F. Barr Independent Director Owner, Ellsworth Electric, Inc. John W. McCullough Lead Director, Nomination & Governance Chair Retired as Partner of Ernst & Young, LLP Brian Boal Independent Director, Audit Chair Boal & Associates, PC Sanu Chadha Independent Director Managing Partner, M&S Consulting Christy DiPietro Independent Director Chartered Financial Analyst, Hidden Code Advisory Patricia Milon Independent Director Senior Regulatory Expert, Macro Financial Solutions I. Robert Rudy Independent Director President, I.R. Rudy’s, Inc. Marisa Shockley Independent Director, Compensation Chair Owner, Shockley, Inc. H. Andrew Walls, III Independent Director President, MPB Print & Sign Superstore Member, MEGBA, LLC

27 ESG Journey Ongoing Shareholder Engagement ▪ Enhance Board oversight of Environment & Social issues ▪ Enhance Disclosure on Environment & Social issues ▪ Continue progress on FUNC ESG strategy Ongoing Board Refreshment Enhanced disclosure through investor materials, proxy statement, and website. 2022+ ▪ Declassified the Board of Directors (phased - in by 2024) ▪ Adopt Proxy Access ▪ Shareholder access to change By - laws ▪ Management majority vote proposal received favorable shareholder vote ▪ Updated NGC Charter ▪ Adopted a diversity policy for director refreshment ▪ Formalize LID role & responsibilities ▪ Revised stock ownership guidelines for Directors and Executives ▪ Introduced 2020 incentive programs – further aligning executive pay with performance ▪ Adopted right to call a special meeting. ▪ Adopted mandatory director retirement policy ▪ Adopted plurality voting standard for contested director elections ▪ Enhanced shareholder engagement program Spring/Fall 2021 Summer/Fall 2020 Spring 2020 2019 & earlier Over the past few years, we have implemented several important governance enhancements. These changes align our governance profile with our long - term investors’ expectations for best - in - class corporate governance. We continue to advance our ESG profile over time, recognizing the importance of our key stakeholders – including our customers and our communities – to our business.

28 ▪ LED lighting installed throughout branch network and operations center ▪ Recycling, focus on reduced printing (65% reduction since pre - COVID) ▪ Leveraging virtual meeting opportunities to reduce travel footprint ▪ Created Diversity Engagement team, led by our newly appointed Director of Diversity and Engagement ▪ Developed a formal workforce Diversity and Inclusion Policy ▪ Formalized a policy requiring a diverse slate of candidates for each future open board seat ▪ Adopting best - in - class governance practices and shareholder rights ▪ Recent Enhancements – Board refreshment, Board declassification, Proxy access and Shareholder access to change By - laws ▪ Future Enhancements under consideration - Majority Voting Standard Environmental Social Governance ESG Process We plan to share more on our priorities and enhancements to our ESG strategy throughout 2022.

Non-GAAP Reconciliation

This presentation includes certain non-GAAP financial measures, including pre-provision net revenue, net income, earnings per share (basic and diluted), return on average assets, return on average tangible common equity, tangible common equity, tangible assets, the ratio of tangible common equity to tangible assets, tangible book value per share, net interest margin, and efficiency ratio. These non-GAAP financial measures and any other non-GAAP financial measures that are discussed in this presentation should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the Company's non-GAAP financial measures as tools for comparison. The following is a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this presentation to their most directly comparable GAAP financial measures.

($000s, except where otherwise noted)	2018	2019	2020	2021	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	YTD 6/30/2022
Pre-Provision Net Revenue ("PPNR")											
Pre-tax income, as reported	$ 13,431	$ 16,465	$ 17,788	$ 26,309	$ 4,529	$ 5,939	$ 5,800	$ 10,041	$ 7,616	$ 7,136	$ 14,752
Add back: Provision expense	2,111	1,320	5,401	(817)	110	555	(597)	(885)	(419)	624	$ 205
Add back: FHLB penalty, gross	-	-	-	2,368	-	-	2,368	-	-	-	$ -
Add back: Contribution				1,000				1,000	-	-	$ -
Add back: Insurance reimbursement				(1,375)				(1,375)	-	-	$ -
Add back: Settlement expense, gross	-	-	-	3,300	3,300	-	-	-	-	-	$ -
Pre-Provision Net Revenue, as adjusted	$ 15,542	$ 17,785	$ 23,189	$ 30,785	$ 7,939	$ 6,494	$ 7,571	$ 8,781	$ 7,197	$ 7,760	$ 14,957
Net Income											
Net income, as reported	$ 10,667	$ 13,129	$ 13,841	$ 19,770	$ 3,430	$ 4,403	$ 4,388	$ 7,549	$ 5,715	$ 5,428	$ 11,143
Less: Preferred stock dividends	-	-	-	-	-	-	-	-	-	-	-
Net income, available to common shareholders,as reported (a)	$ 10,667	$ 13,129	$ 13,841	$ 19,770	$ 3,430	$ 4,403	$ 4,388	$ 7,549	$ 5,715	$ 5,428	$ 11,143
Add Back: Impact of Tax Reform Act											
Add back: FHLB penalty, net of tax	-	-	-	1,790		-	1,790	-	-	-	-
Add back: Contribution, net of tax				770				770	-	-	-
Add back: Insurance reimbursement, net of tax				(1,059)				(1,059)	-	-	-
Add back: Settlement expense, net of tax	-	-	-	2,565	2,565	-	-	-	-	-	-
Net income, as adjusted (b)	$ 10,667	$ 13,129	$ 13,841	$ 23,836	$ 5,995	$ 4,403	$ 6,178	$ 7,260	$ 5,715	$ 5,428	$ 11,143
Weighted Average Common shares - basic (actual) (d)	7,078,644	7,110,022	7,003,955	6,710,463	6,995,798	6,609,275	6,616,829	6,619,950	6,627,564	6,650,256	6,638,910
Weighted Average Common shares - diluted (actual) (e)	7,078,644	7,110,022	7,013,164	6,716,587	7,000,305	6,615,117	6,623,902	6,627,023	6,636,156	6,661,061	6,648,608

29

Non-GAAP Reconciliation, continued

($000s, except where otherwise noted)	2018	2019	2020	2021	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	YTD 6/30/2022
Earnings Per Share - Basic											
Earnings Per Share - Basic, as reported (a)/(d)	$ 1.51	$ 1.85	$ 1.98	$ 2.95	$ 0.49	$ 0.66	$ 0.66	$ 1.14	$ 0.86	$ 0.82	$ 1.68
Add Back: Impact of Tax Reform Act											
Add back: FHLB penalty, net of tax	-	-	-	0.27	-	-	0.27	-	-	-	-
Add back: Contribution, net of tax				0.12				0.12	-	-	-
Add back: Insurance reimbursement, net of tax				(0.16)				(0.16)	-	-	-
Add back: Settlement expense, net of tax	-	-	-	0.37	0.37	-	-	-	-	-	-
Earnings Per Share - Basic, as adjusted (b)/(d)	$ 1.51	$ 1.85	$ 1.98	$ 3.54	$ 0.86	$ 0.66	$ 0.93	$ 1.10	$ 0.86	$ 0.82	$ 1.68
Earnings Per Share - Diluted											
Earnings Per Share - Diluted, as reported (a)/(e)	$ 1.51	$ 1.85	$ 1.97	$ 2.95	$ 0.49	$ 0.66	$ 0.66	$ 1.14	$ 0.86	$ 0.82	$ 1.68
Add Back: Impact of Tax Reform Act											
Add back: FHLB penalty, net of tax	-	-	-	0.27		-	0.27	-	-	-	-
Add back: Contribution, net of tax				0.12				0.12	-	-	-
Add back: Insurance reimbursement, net of tax				(0.16)				(0.16)	-	-	-
Add back: Settlement expense, net of tax	-	-	-	0.37	0.37	-	-	-	-	-	-
Earnings Per Share - Diluted, as adjusted (b)/(e)	$ 1.51	$ 1.85	$ 1.97	$ 3.54	$ 0.86	$ 0.66	$ 0.93	$ 1.10	$ 0.86	$ 0.82	$ 1.68
Return on Average Assets (quarter and YTD annualized)											
Average Assets (c)	$ 1,311,902	$ 1,418,928	$ 1,613,669	$ 1,765,148	$ 1,765,133	$ 1,783,821	$ 1,768,803	$ 1,750,614	$ 1,769,234	$ 1,770,601	$ 1,776,614
Return on Average Assets, as reported (a)/(c)	0.81%	0.93%	0.86%	1.12%	0.78%	0.99%	0.99%	1.72%	1.31%	1.23%	1.26%
Add Back: Impact of Tax Reform Act											
Add back: FHLB penalty, net of tax	-	-	-	0.10%	-	-	0.40%	-	-	-	-
Add back: Contribution, net of tax				0.04%				0.18%	-	-	-
Add back: Insurance reimbursement, net of tax				-0.06%				-0.24%	-	-	-
Add back: Settlement expense, net of tax	-	-	-	0.15%	0.58%	-	-	-	-	-	-
Return on Average Assets, as adjusted (b)/(c)	0.81%	0.93%	0.86%	1.35%	1.36%	0.99%	1.40%	1.66%	1.31%	1.23%	1.26%

30

Non-GAAP Reconciliation, continued

($000s, except where otherwise noted)	2018	2019	2020	2021	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	YTD 6/30/2022
Return on Average Common Stockholders' Equity											
Return on Average Tangible Common Stockholders' Equity											
Average common stockholders' equity (f)	$ 113,659	$ 125,774	$ 127,101	$ 132,550	$ 131,541	$ 127,269	$ 133,952	$ 137,436	$ 140,517	$ 136,039	$ 137,665
Average common stockholders' equity, as adjusted	113,659	125,774	127,101	132,550	131,541	127,269	133,952	137,436	140,517	136,039	137,665
Less: Average goodwill	11,004	11,004	11,004	11,004	11,004	11,004	11,004	11,004	12,034	11,965	11,991
Average tangible common equity (g)	$ 102,655	$ 114,770	$ 116,097	$ 121,546	$ 120,537	$ 116,265	$ 122,948	$ 126,432	$ 128,483	$ 124,074	$ 125,674
Return on average common stockholders' equity, as reported (a)/(f)	9.39%	10.44%	10.89%	14.92%	10.43%	13.84%	13.10%	21.97%	16.27%	15.96%	16.32%
Add back: FHLB penalty, net of tax	-	-	-	1.47%		-	5.35%		-	-	-
Add back: Contribution				0.63%				-0.84%		-	
Add back: Insurance reimbursement				-1.15%	7.80%					-	
Add back: Settlement expense, net of tax				2.11%						-	
Return on average common stockholders' equity, as adjusted (b)/(f)	9.39%	10.44%	10.89%	17.98%	18.23%	13.84%	18.45%	21.13%	16.27%	15.96%	16.32%
Return on average tangible common equity, as reported (a)/(g)	10.39%	11.44%	11.92%	16.27%	11.38%	15.15%	14.28%	23.88%	17.79%	17.55%	17.88%
Add Back: Impact of Tax Reform Act									-	-	
Add back: FHLB penalty, net of tax	-	-	-	1.47%	-	-	5.82%		-	-	-
Add back: Contribution				0.63%				2.44%	-	-	-
Add back: Insurance reimbursement				-0.87%				-3.35%	-	-	-
Add back: Settlement expense, net of tax	-	-	-	2.11%	8.51%	-	-	-	-	-	-
Return on average tangible common equity, as adj (b)/(g)	10.39%	11.44%	11.92%	19.61%	19.89%	15.15%	20.10%	22.97%	17.79%	17.55%	17.88%
Tangible Book Value per Common Share											
Total common equity, as reported (h)	$ 117,066	$ 125,940	$ 131,047	$ 141,900	$ 129,189	$ 130,556	$ 133,787	$ 141,900	$ 137,078	$ 132,892	$ 132,892
Less: Goodwill	11,004	11,004	11,004	12,052	11,004	11,004	11,004	12,052	12,000	11,947	11,947
Total tangible common equity (i)	$ 106,062	$ 114,936	$ 120,043	$ 129,848	$ 118,185	$ 119,552	$ 122,783	$ 129,848	$ 125,078	$ 120,945	$ 120,945
Common shares outstanding - basic (actual) (j)	7,086,632	7,110,022	6,992,911	6,620,955	6,998,617	6,614,604	6,617,941	6,620,955	6,637,979	6,656,395	6,656,395
Tangible book value per basic common share (i)/(j)	$ 14.98	$ 16.17	$ 17.17	$ 19.61	$ 16.89	$ 18.07	$ 18.55	$ 19.61	$ 18.84	$ 18.17	$ 18.17

31

Non-GAAP Reconciliation, continued

($000s, except where otherwise noted)	2018	2019	2020	2021	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	YTD 6/30/2022
Tangible common equity to tangible assets ("TCE Ratio")											
Total assets, as reported (k)	1,384,516	1,442,966	1,733,414	1,729,838	1,781,833	1,763,806	1,708,555	1,729,838	1,760,325	1,752,455	1,752,455
Less: Goodwill	11,004	11,004	11,004	12,052	11,004	11,004	11,004	12,052	12,000	11,947	11,947
Total tangible assets (l)	$ 1,373,512	$ 1,431,962	$ 1,722,410	$ 1,717,786	$ 1,770,829	$ 1,752,802	$ 1,697,551	$ 1,717,786	$ 1,748,325	$ 1,740,508	$ 1,740,508
Tangible common equity to tangible assets (k)/(l)	7.72%	8.03%	6.97%	7.56%	6.67%	6.82%	7.23%	7.56%	7.15%	6.95%	6.95%
Net interest margin (tax equivalent)											
Net interest income	$ 44,182	$ 46,391	$ 48,546	$ 52,542	$ 12,236	$ 12,762	$ 13,625	$ 13,919	$ 13,341	$ 13,971	$ 27,312
Tax equivalent adjustment	796	868	917	939	239	234	232	234	241	236	477
Tax equivalent net interest income (m)	$ 44,978	$ 47,259	$ 49,463	$ 53,481	$ 12,475	$ 12,996	$ 13,857	$ 14,153	$ 13,582	$ 14,207	$ 27,789
Average earning assets (n)	$ 1,203,813	$ 1,285,019	$ 1,480,165	$ 1,629,299	$ 1,627,190	$ 1,652,816	$ 1,628,594	$ 1,609,156	$ 1,619,585	$ 1,619,037	$ 1,619,333
Net interest margin (tax equivalent) (m)/(n)	3.74%	3.68%	3.34%	3.28%	3.11%	3.15%	3.38%	3.49%	3.40%	3.52%	3.46%
Efficiency Ratio											
Noninterest expense, as reported	$ 43,808	$ 45,389	$ 43,934	$ 47,764	$ 12,927	$ 11,033	$ 13,027	$ 10,777	$ 10,578	$ 10,637	$ 21,215
Less: FHLB penalty, gross				(2,368)			(2,368)	-	-	-	-
Less: Contribution				(1,000)				(1,000)	-	-	-
Less: Settlement expense	-	-	-	(3,300)	(3,300)	-	-	-	-	-	-
Noninterest expense, adjusted (o)	$ 43,808	$ 45,389	$ 43,934	$ 41,096	$ 9,627	$ 11,033	$ 10,659	$ 9,777	$ 10,578	$ 10,637	$ 21,215
Net interest income	$ 44,182	$ 46,391	$ 48,546	$ 52,542	$ 12,236	$ 12,762	$ 13,625	$ 13,919	$ 13,341	$ 13,971	$ 27,312
Noninterest income	15,168	16,783	18,577	20,714	5,330	4,764	4,605	6,015	4,403	4,420	8,823
Less: Insurance reimbursement	-	-	-	(1,375)	-			(1,375)	-	-	-
Tax equivalent adjustment	796	868	917	939	239	234	232	234	241	236	477
Total tax equivalent revenue (p)	$ 60,146	$ 64,042	$ 68,040	$ 72,820	$ 17,805	$ 17,760	$ 18,462	$ 18,793	$ 17,985	$ 18,627	$ 36,612
Efficiency ratio, as adjusted (o)/(p)	72.84%	70.87%	64.57%	56.44%	54.07%	62.12%	57.73%	52.02%	58.81%	57.10%	57.94%

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